                                                                   EXHIBIT 99(a)

  FMC Presentation at Merrill Lynch Chicago Chemical Conference, June 14, 2001
                         "Increasing Shareholder Value"

Slide 1

FMC
Increasing Shareholder Value

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Slide 2

Disclaimer

Statement under the Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995: These slides and the accompanying presentations contain "forward-looking statements," which represent management's best judgment as of the date hereof based on information currently available. Actual results of the Company may differ materially from those contained in the forward-looking statements. Additional information concerning factors that may cause results to materially differ from those in the forward-looking statements is contained in the Company's periodic reports filed under the Securities Exchange Act of 1934, as amended. The Company undertakes no obligation to update or revise these forward-looking statements to reflect new events or uncertainties.

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Slide 3

Presentation Contents

 .Spin-off of FMC Technologies

 .FMC Corporation
     -Agricultural Products
     -Specialty Chemicals
     -Industrial Chemicals

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Slide 4

Spin-off of FMC Technologies
[Organization Chart]

                         FMC

              FMC                             FMC Technologies

Industrial  Specialty  Agricultural         Energy      Food &
Chemicals   Chemicals  Products             System  Transportation
                                                        Systems
================================================================================

Slide 5

Spin-off of FMC Technologies

$3.9B Sales [Pie Chart]                  $436M Operating Profit  [Pie Chart]
Industrial Chem.                $906M    Industrial Chem.              $115M
Ag Products                     $665M    Ag. Products                  $ 88M
Specialty Chem.                 $489M    Specialty Chem.               $ 92M

Food & Trans. Systems           $839M    Food & Trans. Systems         $ 69M
Energy Systems                $1,037M    Energy Systems                $ 72M

FMC Technologies                         FMC Technologies

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Slide 6


Spin-off of FMC Technologies

The spin-off will provide both companies with:
     .Increased management focus
     .Increased customer and market focus
     .Ability to adopt capital structures aligned with industry peers of each business
     .Ability to reward employees with equity compensation tied to businesses

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Slide 7

Spin-off of FMC Technologies

 .IPO of approximately 17% of FMC Technologies completed June 14th
 .Distribution of remaining shares of FMC Technologies to FMC shareholders by year end
 .Shareholders will receive or retain:
     -If distribution by dividend:
          .Retain 1 share FMC Corporation (chemicals)
          .Receive ~1.7 shares of FTI per share of FMC
     -Or if distribution by exchange:
          .Receive option to exchange FMC Corporation stock for FMC Technologies stock

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Slide 8

FMC (Chemicals)
---------------

[Pie Chart]
Industrial Chemicals    $1,106 M
Specialty Chemicals       $489 M
Ag Products               $665 M

Sales                   $2,260 M

Industrial chemicals sales includes FMC's half of Astaris sales.

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Slide 9

FMC (Chemicals) History
-----------------------
[Summation Bar Graph]

                       EBIT ($M)
               1997   1998   1999   2000
               ----   ----   ----   ----
Agricultural     35     76     64     88
Industrial       77     78     73     92
Specialty       136    117    145    115
Corporate &
Other           (44)   (42)   (32)   (27)
Total           204    230    250    268

9.5% CAGR (1997-2000)

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Slide 10

FMC (Chemicals) Debt Post-IPO
-----------------------------
                                                  12/31/00
                                                  --------
FMC Corporation total debt                           1,049
Less: debt transferred to FMC Technologies             315
Less: estimated net IPO proceeds                       205
                                                  --------
=Proforma FMC (Chemicals) debt post-IPO                529
                                                  --------
Anticipated average debt to be $750M for 2001.

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Slide 11

FMC (Chemicals) Earnings Perspective
------------------------------------

                               1997     1998     1999     2000
                              ------   ------   ------   ------
Revenue                       $2,414   $2,384   $2,338   $2,260
EBIT ex-spec. ch.                204      230      250      268
EBIT / Revenue                   8.5%     9.7%    10.7%    11.9%


Interest expense                  55       55       55       55
Tax (23.5% est. avg. rate)        35       41       46       50
Net Income                       114      134      149      163

Net Income per share          $ 3.54   $ 4.16   $ 4.63   $ 5.06

Pro forma Notes:
----------------
Sales include 1/2 Astaris sales and required restatement of shipping costs. Estimated proforma interest expense based on estimated $750M average debt level and FMC's 2000 average interest rate.
Using 1Q 2001's average shares outstanding (32.2M) for each proforma period.

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Slide 12

FMC (Chemicals) Overview of Segments
------------------------------------

 .Number 1 or 2 market position in most product lines
 .Focus on low cost production in Industrial Chemicals
 .Focus on R&D / innovation in Agricultural Chemicals
 .Development of high growth, high return Specialty Chemical applications


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Slide 13

Agricultural Products Group
---------------------------

Sales $665M

Sales by Product                Sales by Region
[Pie Chart]                     [Pie Chart]

Insecticides $489M              Asia                             $128M
Herbicides   $176M              Mexico/Latin America             $173M
                                North America                    $201M
                                Europe, Middle East, Africa       $83M
                                Specialty                         $80M

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Slide 14

Agricultural Products Group
---------------------------

APG strengths

     .Strong insecticide position

     .Growing herbicide position

     .Growing specialty non-crop

     .R&D Focus
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Slide 15

Agricultural Products Group
---------------------------

New Herbicide

     . Carfentrazone - new herbicide with annual sales potential of $125M - $150M in next few years

R&D
     .Finding new molecular target sites sensitive to chemicals can provide a rapid and cost-effective means of uncovering new classes of insecticides .FMC partnership with Devgen provides key technologies
     .The first target site generated by this partnership is entering high throughput screening
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Slide 16

Agricultural Products Group
---------------------------

**2000 Results: Strong earnings improvement from 1999 as pest pressures returned
  -------------
to more normal levels

**2001 Forecast: Expect profits up over 2000 from label expansions on
  --------------
insecticides and herbicides, continued cost reductions. Issues surrounding genetically modified crops should benefit FMC

[Bar Graph]                  1994    1995    1996    1997    1998    1999    2000
                            -----   -----   -----   -----   -----   -----   -----
Sales ($ Millions)          $ 517   $ 590   $ 650   $ 638   $ 648   $ 632   $ 665
[Overlapping Line Graph]
% EBITDA Margin              19.0%   19.8%   17.8%   10.0%   16.3%   13.8%   17.1%

[photo of agricultural products]

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Slide 17

Specialty Chemicals Group
-------------------------

Sales $489M
[Pie Chart]

BioPolymer     $351M
Lithium        $138M
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Slide 18

Specialty Chemicals Group
-------------------------
BioPolymer: Growing Global Businesses

                     Total        Growth
Business             Sales       Prospects
Pharmaceuticals       37%          4-5%
Food Ingredients      42%          4-5%
Specialty             21%          6-7%

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 Slide 19

Specialty Chemicals Group
-------------------------
BioPolymer: Sales by product and function

Sales by product             Sales by function
[Pie Chart]                  [Pie Chart]
Algin                19%     Specialty             21%
MCC                  36%     Food Ingredients      42%
CGN                  37%     Pharmaceutical        37%
Other                 8%

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Slide 20

Specialty Chemicals Group
-------------------------

FMC Lithium Strategy
     .Unique chemical properties of lithium
     .Focused resources on downstream specialty opportunities
     .Profitability hurt by commodity competition
     .Maintained manufacturing cost position of high-value lithium .Growth opportunities:
          -Lifetime/(R)/ and Renew/(R)/ ASR concrete technologies
          -Electric and hybrid electric vehicles

[Two photos of vehicles]
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Slide 21

Specialty Chemicals Group
-------------------------

**2000 Results: Sales lower from PAD divestiture, but profits up from successful
  -------------
Pronova integration.  Lithium sales & profits up, but market remained difficult


**2001 Forecast:  Both businesses' profits approximately flat with strong 2000.
  --------------
Continuing Pronova synergies in BioPolymer.

[Bar Graph]                 1994    1995    1996    1997    1998    1999    2000
                            ----    ----    ----    ----    ----    ----    ----
Sales ($ Millions)          $544    $588    $602    $605    $598    $565    $489
[Overlapping Line Graph]
% EBITDA Margin             20.5%   18.1%   17.1%   19.3%   19.2%   19.5%   26.0%

[customer logos: Lilly, Merck, Novartis, Pfizer, Johnson & Johnson]
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Slide 22

Industrial Chemicals Group
--------------------------

Sales $1.106B
[Pie Chart]

Peroxygens           $189M
Foret SA             $233M
Phosphorus           $278M
Alkali               $406M

Includes FMC's portion of Astaris' sales
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Slide 23

Industrial Chemicals Group
--------------------------

ICG Overview
     .Strong market positions
     .Low cost positions
     .Phosphorus / Astaris
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Slide 24

Industrial Chemicals Group
--------------------------------

Strong Market Positions:

                                      Market Share
                                      ------------
                                  N. America     Europe
 .Hydrogen Peroxide                    26%         10%
 .Soda Ash                             34%         -
 .Phosphates                           55%         15%

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Slide 25

Industrial Chemicals Group
--------------------------

Continued focus on cost reductions

 .Soda ash capacity rationalization
 .New purified phosphoric acid plant
 .Hydrogen peroxide cost reductions
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Slide 26

Industrial Chemicals Group
--------------------------
Phosphorus / Astaris

 .Astaris JV (combination of FMC and Solutia phosphorus businesses)

     -Strong market share
     -Pocatello plant
          .Hampered by high energy costs
          .Accelerated closure of 3 of 4 furnaces
          .Power resale
     -New PPA plant
          .Low-cost North American plant replaces higher-cost thermal phosphorous
          .Equivalent of approximately 1/3 of Pocatello output

 .Actively pursuing low-cost alternatives to mitigate ongoing consent decree spending
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Slide 27

Industrial Chemicals Group
--------------------------

**2000 Results/ 2001 Forecast: Sales & profits adversely impacted by lower euro & increased energy costs. 2000 sales also appeared lower as Astaris JV began in 2Q 2000. 2001 profits expected to be down slightly

**Soda Ash: 2001 volumes flat as strengthening exports offset impact of new entrant; Energy surcharge results still uncertain

**Hydrogen Peroxide: Higher prices & volumes in 2000 and 2001, plus reduction in cost base

**Phosphorus: Significant power cost impact in `01 & `02, partially offset by resale of power beginning in 2Q 2001. New low cost PPA plant start-up 2Q '01

**Foret: Modest improvement expected from low 2000



[Bar Graph]                  1994     1995     1996     1997     1998     1999     2000
                            ------   ------   ------   ------   ------   ------   ------
Sales ($ Millions)*         $1,027   $1,137   $1,201   $1,173   $1,138   $1,141   $1,106
[Overlapping Line Graph]
% EBITDA Margins              18.3%    20.1%    22.8%    19.5%    17.1%    18.2%    16.0%

*Sales include 1/2 of Astaris sales and required shipping costs.

[Customer logos: The Gillette Company, Dow, Procter & Gamble, Colgate-Palmolive Company, Rohm Haas]

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Slide 28

FMC Corporation Direction
-------------------------

FMC Corporation to focus on:
     .Growing our position in BioPolymers, and continuing to improve Lithium's profitability
     .Improving our cost structure in industrial chemicals
     .Expanding herbicide sales in agricultural products and continuing to search for new pesticides through the use of biotechnology
     .Managing businesses to grow long-term profitability

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Slide 29

Summary
-------

 .IPO of FMC Technologies today
 .Spin-off of FMC Technologies before end of year
 .FMC (Chemicals) company to focus on long-term profitable growth